EXHIBIT 10.12(A)

                        PHARMACEUTICAL FORMULATIONS, INC.
                                AND SUBSIDIARIES
                             1994 STOCK OPTION PLAN
                             ADOPTED AUGUST 30, 1994
                            AMENDED OCTOBER 15, 1997

I. GENERAL PROVISIONS

          1. PURPOSE OF THE PLAN. This stock option plan (the "Plan") of Pharmaceutical Formulations, Inc. and its subsidiaries (the "Company"), is intended to provide incentives to employees and officers of the Company. The Plan is also intended to encourage such persons to accept or continue employment, and to attract to the Company individuals of experience and ability. This Plan provides opportunities for such persons to purchase shares of common stock of the Company pursuant to (i) Incentive Stock Options of the Company; and
(ii) Nonqualified Stock Options of the Company.

          2. DEFINITIONS.

          (a) "Board of Directors" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor tax law.

          (c) "Change of Control" shall be deemed to have occurred if (i) any "person" or group of "persons" (as the term "person" is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) ("Person"), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such Person) the beneficial ownership, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities of the Company; (ii) during any period of twelve months, individuals who at the beginning of such period constitute the Board of Directors, and any new director whose election or nomination was approved by the directors in office who either were directors at the beginning of the period or whose election or nomination was previously so approved, cease for any reason to constitute at least a majority thereof; (iii) a Person acquires beneficial ownership of stock of the Company that, together with stock held immediately prior to such acquisition by such Person, possesses more than 50% of the total fair market value of total voting power of the stock ("50% Ownership") of the Company, unless the additional stock is acquired by a Person possessing, immediately prior to such acquisition, beneficial ownership of 40% or more of the Common Stock; or (iv) a Person acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total fair market value equal to or more than one-third of the total fair market value of all of the assets of the Company immediately prior to such acquisition. Notwithstanding the foregoing, for purposes of clauses (i) and
(ii), a Change in Control will not be deemed to have occurred if the power to control (directly or indirectly) the management and policies of the Company is not transferred from a person to another person; and for purposes of clause
(iv), a Change in Control will not be deemed to occur if the assets of the Company are transferred: (A) to a shareholder in exchange for his stock, (B) to an entity in which the Company has (directly or indirectly) 50% ownership, or
(C) to a Person that has (directly or indirectly) at least 50% ownership of the Company with respect to its stock outstanding, or to any entity in which such Person possesses (directly or indirectly) 50% Ownership.

          (d) "Committee" shall mean the Stock Option Plan Committee of the Board of Directors of the Company, or any other committee appointed by the Board.

          (e) "Common Stock" shall mean shares of the common stock of the Company.

          (f) "Date of Grant" has the meaning set forth in SECTION 7(A).

          (g) "Disability" shall mean the condition of an employee who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

          (h) "Employee" shall mean an individual (who may be an officer or a director) employed by the Company (within the meaning of Section 3401 of the Code and the regulations promulgated thereunder).

          (i) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Committee, at which an Option may be exercised.

          (j) "Fair Market Value" of a Share as of a specified date shall mean the closing price of a Share on the principal securities exchange or NASDAQ on which such Shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such Shares are traded if no Shares were traded on such immediately preceding day, or if the Shares are not traded on a securities exchange or on NASDAQ, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the Shares in the over-the-counter market on the date immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the Shares are not publicly traded, Fair Market Value shall be determined by the Committee or the Board.

          (k) "Incentive Stock Option" shall mean an option to purchase Common Stock of the Company within the meaning of Section 422A(b) of the Code.

          (l) "Key Employee" shall mean employees of the Company who are not officers of the Company or members of the Board of Directors of the Company.

          (m) "Nonqualified Stock Option" shall mean an option to purchase Common Stock of the Company not in conformity with Section 422A(b), Section 422(b), Section 423(b) or Section 424(b) of the Code.

          (n) "Option" shall mean a stock option granted pursuant to the Plan.

          (o) "Option Agreement" shall mean any agreement to provide Options under the Plan.

          (p) "Optionee" shall mean an Employee to whom an Option has been granted.

          (q) "Plan" shall mean this 1994 Stock Option Plan.

          (r) "Purchase Price" shall mean the Exercise Price times the number of whole Shares with respect to which an Option is exercised.

          (s) "Share" shall mean a share of Common Stock.

          (t) "Subsidiary" shall mean any corporation which at the time of the granting of an Option qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" in Section 425(f) of the Code, or any similar provision hereinafter enacted.

          (u) "Ten Percent Shareholder" shall mean an individual who owns stock possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Company.

          3. EFFECTIVE DATE. This Plan shall become effective on the date of its adoption by the Board; provided, however, that the Plan shall automatically terminate and all Options granted under the Plan shall be deemed null and void for all purposes in the event that, within one year from the date of the adoption of the Plan by the Board, the Plan shall not have been approved by the holders of a majority of outstanding Common Stock.

          4. STOCK SUBJECT TO THE PLAN.

          (a) Subject to adjustments in accordance with SECTION 9 hereof, one million five hundred thousand (1,500,000) Shares are reserved for issuance upon the exercise of the Options granted under this Plan. Upon the exercise of Options, the Company may either issue authorized but unissued Shares of Common Stock or transfer Shares of Common Stock held in its treasury.

          (b) In the event that any outstanding Option under the Plan for any reason expires or is terminated prior to the end of the period during which the Option may be exercised, the Shares allocable to the unexercised portion of such Option may again be subjected to Options under the Plan.

          5. ADMINISTRATION.

          (a) The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) members of the Board of Directors who are not also employees of the Company, each of whom shall be, to the extent that such persons are available, a "disinterested person" within the meaning of Rule 16b-3(c)(2) under the Securities Exchange Act of 1934, as from time to time amended (the "Exchange Act"), and an "outside director" within the meaning of
Section 162(m) of the Code. (To the extent that members of the Committee are not "disinterested persons", options granted under the Plan may not qualify under Rule 16b-3 issued pursuant to the Exchange Act and to the extent that members of the Committee are not "outside directors", options granted under the Plan may not be deemed to be performance-based compensation under regulations issued pursuant to Section 162(m) of the Code. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board.

          (b) Subject to the provisions of the Plan, the Committee shall have the power to (a) authorize the granting of Options; (b) determine and designate from time to time those employees of the Company to whom Options are to be granted; provided, however, that no employee who is at the time of grant a Ten Percent Shareholder, shall be eligible to receive any Incentive Option under the Plan except as may be permitted by Section 422A of the Code; (c) determine the number of shares subject to each Option; (d) determine whether said Option is to be considered an Incentive Option or a Nonqualified Option; and (e) determine the time or times and the manner when each Option shall be exercisable and the duration of the exercise period. No director of the Company who is not also an employee of the Company shall be entitled to receive any Option under the Plan. The Committee may condition the grant of any Option on the surrender of any option under this or any other plan.

          (c) The Board or the Committee shall have authority to interpret and construe the Plan or any provision thereof, or any agreements entered into pursuant to the Plan, and to make determinations with respect thereto. The Board or the Committee may also prescribe, amend or rescind rules and regulations relating to the Plan and make all other determinations necessary or advisable for the administration of the Plan. Any interpretation, determination or other action made or taken by the Board or the Committee shall be made in accordance with its judgment as to the best interests of the Company and its shareholders, in accordance with the purposes of the Plan and shall be final, binding and conclusive. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

          (d) The Board or the Committee may authorize the modification, extension or renewal of any Option outstanding under the Plan, or accept the exchange of outstanding Options (to the extent not theretofore exercised) for the granting of new Options in substitution therefor, when, and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan, provided that, notwithstanding the foregoing, no such modification of an Option shall, without the consent of the Optionee, increase the Purchase Price set forth in such Option, except for antidilution adjustments made in accordance with SECTION 9 hereof, or alter or impair any rights or obligations under an Option theretofore granted under the Plan.

          (e) The Committee shall determine the nature and extent of the restrictions, if any, to be imposed on the exercise of the Option and/or on the Shares which may be purchased under each Option. Such restrictions may include, without limitation, the right of the Company to repurchase Shares which have been purchased under an Option in the event that the Optionee's employment by the Company or any subsidiary terminates during the Option Period.

          (f) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

          (g) No member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option awarded under it.

          (h) In addition to such other rights of indemnification as they may have as directors or otherwise, the Board and the members (and former members) of the Committee shall be indemnified and held harmless by the Company against any costs and expenses (including attorney's fees, which fees may be advanced by the Company) actually incurred in connection with defense of any action, suit or proceeding, or in connection with any appeal therefrom, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, unless arising out of such member's or former member's own fraud or bad faith, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of judgment in any action, suit or proceeding, provided that the indemnification provided therein shall be effective so long as, within 60 days after institution of any such action, suit or proceeding, the member of the Committee shall in writing offer the Company the opportunity, at its own expense, to handle and defend such action, suit or proceeding.

          (i) The maximum number of Shares which may be the subject of Options granted to any individual in any calendar year shall not exceed 300,000 (three hundred thousand) Shares. If the Shares that would be issued or transferred pursuant to any Option are not issued or transferred and cease to be issuable or transferable for any reason, the number of Shares subject to such Option will no longer be charged against the limitation provided for herein and may again be made subject to Options; provided, that the counting of Shares subject to Options granted under the Plan against the number of Shares available for further Options shall in all cases conform to the requirements of Rule 16b-3 under the Exchange Act; and provided, further, that with respect to any Option granted to any person who is a "covered employee" as defined in Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder that is canceled, the number of Shares subject to such Option shall continue to count against the maximum number of Shares which may be the subject of Options granted to such Eligible Person.

II.      INCENTIVE STOCK OPTIONS

          6. ELIGIBILITY FOR PARTICIPATION.

          (a) Incentive Stock Options may be granted to Employees of the Company. An Optionee who has been granted an Option hereunder may be granted an additional Option or Options.

          7. TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS. Incentive Stock Options granted pursuant to the Plan shall be evidenced by written agreements in such form as the Board or the Committee shall from time to time determine, which agreements shall comply with and be subject to the following terms and conditions:

          (a) DATE OF GRANT. Each Incentive Stock Option shall specify its effective date (the "Date of Grant") which shall be the date specified by the Board or the Committee, as the case may be, in its action relating to the grant of the Option. Any grant of Incentive Stock Options made prior to obtaining the approval of the Plan by the shareholders of the Company shall be made contingent upon receiving said shareholder approval within one (1) year from August 30, 1994. Incentive Stock Options may be granted pursuant to the Plan until the termination of the Plan on August 29, 2004.

          (b) OPTION AGREEMENT. The Option Agreement shall be subject to the terms and conditions contained in this SECTION 7.

          (c) NUMBER OF SHARES. Each Incentive Stock Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of SECTION 9 hereof.

          (d) INCENTIVE STOCK OPTION PERIOD. Incentive Stock Options shall become exercisable at such time or times as the Board or the Committee shall determine. Each Incentive Stock Option agreement shall specify the period for which the Option thereunder is granted and provide that the Option shall expire at the end of such period. In no case shall such period exceed ten years from the Date of Grant or, in the case of an Option granted to a Ten Percent Shareholder, five years from the Date of Grant. No options granted to executive officers, directors and Ten Percent Shareholders may be exercised in part or in full prior to the later of six months from the date of grant of the Option or six months from date of approval of the Plan by the shareholders of the Company.

          (e) EXERCISE PRICE. Each Incentive Stock Option shall state the Exercise Price, which price shall be determined as set forth in SECTION 6(F) below.

          (f) INCENTIVE STOCK OPTION PRICE. The Exercise Price shall be determined by the Board or the Committee at the time any Incentive Stock Option is granted, and shall not be less than (i) one hundred percent (100%) of the Fair Market Value of a Share at the time the Option is granted, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, not less than one hundred and ten percent (110%) of the Fair Market Value of one Share on the Date of Grant as determined by the Committee.

          (g) EXERCISE OF INCENTIVE STOCK OPTION.

                    (i) Subject to SECTIONS 7(D) AND 7(G)(II) below, each
               Incentive Stock Option shall become exercisable immediately or in one or more installments at the time or times and upon the satisfaction of such conditions as may be provided in the Option Agreement.

                    (ii) In the event of a Change of Control of the Company, all
               Incentive Stock Options shall become immediately exercisable.

          (h) MANNER OF EXERCISE. Upon the exercise of an Incentive Stock Option, the Purchase Price shall be payable (i) in United States dollars by personal check, bank draft, or money order payable to the order of the Company, or (ii) with the consent of the Board or the Committee, by the delivery or attestation to the ownership of Shares with a Fair Market Value on the date of exercise equal to the Purchase Price, or (iii) by a combination of the methods described in (i) and (ii). The Option Agreement will describe the method of exercising the Incentive Stock Option and payment of the Purchase Price. No Shares shall be issued until full payment therefor has been made.

          (i) LIMITATION ON INCENTIVE STOCK OPTIONS. In the case of each Incentive Stock Option granted to an employee, the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which any Incentive Stock Options are exercisable for the first time by such employee during any calendar year (under all plans of the Company, and any subsidiary company thereof) may not exceed $100,000. Options with respect to which no designation is made by the Committee shall be deemed to be Incentive Stock Options to the extent that the $100,000 limitation described in the preceding sentence is met. This paragraph shall be applied by taking Options into account in the order in which they are granted.

          (j) RESTRICTION ON DISPOSITION OF SHARES. To qualify as an Incentive Stock Option, no disposition of Shares issued to the Optionee pursuant to the exercise of an Incentive Stock Option shall be made by the Optionee within two
(2) years from the Date of Grant, or within one (1) year after the transfer of such Shares to him.

          (k) TERMINATION OF EMPLOYMENT. In the event that an Optionee's employment by the Company is terminated due to death, disability, retirement, or any other reason, the following provisions shall apply as the case may be:

                    (i) DEATH OF OPTIONEE. If an Optionee dies, any Option
               previously granted to the Optionee may be exercisable by the personal representative or administrator of the deceased Optionee's estate, or by any trustee, heir, legatee or beneficiary who shall have acquired the Option directly from the Optionee by will or by the laws of descent and distribution at any time or times within three (3) months after the Optionee's death, provided that the deceased Optionee was entitled to exercise such Option at the time of such death and provided that any exercise must occur within the period of time that the decedent, if alive, could have exercised the Option.

                    (ii) RETIREMENT. If an Optionee's employment with the
               Company terminates by reason of retirement, any Option previously granted to such Optionee shall be exercisable within three (3) months after the date of such termination, provided that the Option was exercisable at the time of such termination by retirement and provided that any exercise must occur within the period of time that the Option originally was exercisable. However, if the Optionee dies within three months after the termination by retirement, any unexercised Incentive Stock Option, to the extent to which it was exercisable at the time of such death shall thereafter be exercisable in accordance with
               SECTION 7(K)(I).

                    (iii) DISABILITY. If an Optionee becomes "disabled" as that term is defined in SECTION 2(G) hereof, and at the time of such disability, the Optionee is entitled to exercise such Option, the Optionee shall have the right to exercise such Option within one year after such disability, provided that the Option was exercisable at the time of such disability and provided that any exercise must occur within the period of time that the Option originally was exercisable. However, if the Optionee dies within one year after termination by disability, any unexercised Incentive Stock Option, to the extent to which it was exercisable at the time of such death, shall thereafter be exercisable in accordance with SECTION 7(K)(I).

                    (iv) OPTIONEE'S TERMINATION. If an Optionee's employment by the Company is terminated for any reason other than death, retirement, disability, or for cause, any option previously granted to the Optionee shall be exercisable within thirty (30) days after the date of such termination, provided that the Option was exercisable at the time of such termination and provided that any exercise must occur within the period of time that the Option originally was exercisable. However, if the Optionee dies within thirty (30) days after the termination, any unexercised Option, to the extent to which it was exercisable at the time of such death, shall thereafter be exercisable in accordance with SECTION 7(K)(I). If an Optionee's employment by the Company is terminated for cause, the existence of which shall be determined by the Committee in its sole discretion (which determination by the Committee shall be conclusive), any Option previously granted to the Optionee shall immediately terminate upon such termination.

                    (l) NONTRANSFERABILITY OF INCENTIVE STOCK OPTION. No
               Incentive Stock Option granted under the Plan shall be transferable by the Optionee other than by will or the laws of descent and distribution. During the lifetime of the Optionee, the Incentive Stock Option shall be exercisable only by the Optionee.

III.     NONQUALIFIED STOCK OPTIONS

          8. TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS.

          (a) GRANT OF NONQUALIFIED STOCK OPTIONS. Each Option shall specify its Date of Grant, which shall be the date specified by the Board or the Committee, as the case may be, in its action relating to the grant of the Option. Any grant of Options made prior to obtaining the approval of the Plan by the shareholders of the Company shall be made contingent upon receiving shareholder approval from within one (1) year of August 30, 1994. Nonqualified Stock Options may be granted pursuant to the Plan until the termination of the Plan on August 29, 2004. Nonqualified Stock Options may be granted under this Plan to any Employee of the Company, at such times and for such number of Shares as the Board or the Committee shall designate.

          (b) OPTION AGREEMENT. The Option Agreement shall be subject to the terms and conditions contained in this SECTION 8.

          (c) NUMBER OF SHARES. Each Nonqualified Stock Option shall state the number of Shares to which it pertains and shall provide for the adjustments thereof in accordance with the provisions of SECTION 9 hereof.

          (d) NONQUALIFIED STOCK OPTION PERIOD. Nonqualified Stock Options shall become exercisable at such times as the Board or the Committee may decide. Each Nonqualified Stock Option agreement shall specify the period for which the Option thereunder is granted and provide that the Option shall expire at the end of such period. In no case shall such period exceed ten years from the Date of Grant.

          (e) EXERCISE PRICE. Each Option shall state the Exercise Price, which price shall be determined as set forth in SECTION 8(F) below.

          (f) NONQUALIFIED STOCK OPTION PRICE. The Exercise Price shall be determined by the Board or the Committee at the time the Nonqualified Stock Option is granted and may be less than, equal to or greater than the Fair Market Value of one Share of Common Stock on the date the Option is granted.

          (g) EXERCISE OF NONQUALIFIED STOCK OPTION.

                    (i) Subject to SECTION 8(G)(II) below, each Nonqualified
               Stock Option shall become exercisable immediately or in one or more installments at the time or times and upon the satisfaction of such conditions as may be provided in the Option Agreement;

                    (ii) In the event of a Change of Control of the Company, all
               Nonqualified Stock Options shall become immediately exercisable.

          (h) MANNER OF EXERCISE. Upon the exercise of an Option, the Purchase Price shall be payable (i) in United States Dollars by personal check, bank draft, or money order payable to the order of the Company, or (ii) with the consent of the Board or the Committee, by the delivery or attestation to the ownership of Shares of Common Stock of the Company with a Fair Market Value equal to the Purchase Price, or (iii) by a combination of the methods described in (i) and (ii). The Option Agreement will describe the methods of exercising the Option and payment of the Purchase Price. No Shares shall be issued until full payment therefor has been made.

          (i) TERMINATION OF EMPLOYMENT. In the event that an Optionee's employment by the Company is terminated due to death, disability, retirement, or any other reason, the following provisions shall apply as the case may be:

                         (A) DEATH OF OPTIONEE. If an Optionee dies, any Option
                    previously granted to the Optionee may be exercisable by the personal representative or administrator of the deceased Optionee's estate, or by any trustee, heir, legatee or beneficiary who shall have acquired the Option directly from the Optionee by will or by the laws of descent and distribution at any time or times within three (3) months after the Optionee's death, provided that the deceased Optionee was entitled to exercise such Option at the time of such death and provided that any exercise must occur within the period of time that the decedent, if alive, could have exercised the option.

                         (B) RETIREMENT. If an Optionee's employment with the
                    Company terminates by reason of retirement, any Option previously granted to such Optionee shall be exercisable within three (3) months after the date of such termination, provided that the Option was exercisable at the time of such termination by retirement and provided that any exercise must occur within the period of time that the Option originally was exercisable. However, if the Optionee dies within three (3) months after the termination by retirement, any unexercised Option, to the extent to which it was exercisable at the time of such death shall thereafter be exercisable in accordance with SECTION 8(I)(A).

                         (C) DISABILITY. If an Optionee becomes disabled as that
                    term is defined in SECTION 2(G) hereof, and at the time of such disability the Optionee is entitled to exercise such Option, the Optionee shall have the right to exercise such Option within one year after such disability, provided that the Option was exercisable at the time of such disability and provided that any exercise must occur within the period of time that the Option originally was exercisable. However, if the Optionee dies within one year after termination by disability, any unexercised Option, to the extent to which it was exercisable at the time of such death, shall thereafter be exercisable in accordance with SECTION 8(I)(A).

                         (D) OPTIONEE'S TERMINATION. If an Optionee's employment
                    by the Company is terminated for any reason other than death, retirement, disability or cause, any Option previously granted to him shall be exercisable within thirty
                    (30) days after the date of such termination, provided that the Option was exercisable at the time of such termination and provided that any exercise must occur within the period of time that the Option was exercisable. However, if the Optionee dies within thirty (30) days after the termination, any unexercised Option, to the extent to which it was exercisable at the time of such death, shall thereafter be exercisable in accordance with SECTION 8(I)(A). If an Optionee's employment with the Company is terminated for cause, the existence of which shall be determined by the Committee in its sole discretion (which determination by the Committee shall be conclusive), any Option previously granted to the Optionee shall thereupon terminate.

          (j) NONTRANSFERABILITY OF OPTION. No Nonqualified Stock Option granted under this Plan shall be transferable by the Optionee other than by will or the laws of descent and distribution. During the lifetime of the Optionee, the Nonqualified Stock Options shall be exercisable only by the Optionee.

IV.      MISCELLANEOUS PROVISIONS

          9. RECAPITALIZATION.

          (a) In the event that the outstanding Shares which are eligible for the granting of Options hereunder, or subject to Options theretofore granted, shall at any time be changed or exchanged by declaration of a stock dividend, split-up, subdivision or combination of Shares, recapitalization, merger, consolidation or other corporate reorganization in which the Company is the surviving corporation, the number and kind of Shares subject to the Plan or subject to any Options previously granted, and the Exercise Prices, shall be appropriately and equitably adjusted, so as to maintain the proportionate number of Shares without changing the aggregate Purchase Price.

          (b) Except as heretofore expressly provided in this SECTION 9, the Optionee shall have no rights by reason of any subdivision or consolidation of Common Stock or stock of any class, stock split, or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, any issue by the Company of shares of any class or securities convertible into Shares of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Option.

          (c) The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

          10. SUBSTITUTION OR ASSUMPTION OF OPTIONS. Notwithstanding any provision of the Plan to the contrary (but subject to the provisions of SECTION
3), by action of the Board, the Company may as an incident to or by reason of any corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, substitute new Options on Common Stock of the Company for Options granted by another employer to its employee on stock of such employer or may assume Options granted by another employer to its employees, at such purchase prices and under such conditions, as may be permitted by Section 425(a) of the Code, and the Board or the Committee is hereby expressly authorized to take such action as may be required to effectuate any such issuance or assumption. Shares subject to any Option so issued or assumed shall be charged against the total number of Shares available for issuance under the Plan.

          11. USE OF PROCEEDS. Proceeds from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

          12. SECURITIES LAW REQUIREMENTS.

          (a) No Shares shall be issued upon the exercise of any Option unless and until the Company has determined that:

                         (i) it and the Optionee have taken all actions required
                    to register the Shares under the Securities Act of 1933, as amended (the "Act"), or perfect an exemption from the registration requirements thereof;

                         (ii) any applicable listing requirements of any stock
                    exchange on which the Common Stock is listed (or similar requirement of Nasdaq) have been satisfied; and

                         (iii) any other applicable provision of state or
                    federal law has been satisfied.

          Nothing herein is deemed nor shall be construed to confer any registration rights upon the Optionee for an Option or the Shares, and, except as set forth to the contrary in the Option Agreement, no such registration right with respect to any Option or Share is provided to any Optionee by the Company.

          Without limiting the generality of the foregoing, the Company may require from the Optionee, upon exercise, such investment representations or agreements, if any, as counsel for the Company may consider necessary to comply with federal and state securities laws before issuing Shares.

          (b) Unless the offering of such Shares is registered under the Act, all Shares acquired by an Optionee upon exercise of an Incentive Stock Option or Nonqualified Stock Option granted under the Plan and issued by the Company shall be deemed to be "restricted securities" as defined in Rule 144 promulgated under the Act and may be subject to stop orders, and the certificate evidencing such Shares shall contain a legend substantially as follows:

                    "The securities presented by this certificate may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

          13. ADDITIONAL RIGHTS.

          (a) NO RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder of the Company with respect to any Shares subject to an Incentive Stock Option or a Nonqualified Stock Option prior to the date of issuance to such Optionee of a certificate or certificates for such shares.

          (b) NO RIGHT TO CONTINUED EMPLOYMENT. The Options granted under this Plan shall not confer upon the Optionee any right with respect to continuance of employment by the Company, nor shall it interfere in any way with the right of the Company to terminate the Optionee's employment at any time.

          (c) NO OBLIGATION TO EXERCISE. The granting of an Option shall impose no obligation upon the Optionee to exercise the Option.

          14. AMENDMENTS.

          (a) Insofar as permitted by law, the Board of Directors may amend, alter, suspend, abandon or terminate the Plan, but no amendment, alteration, suspension or abandonment shall be made which would impair the rights of any Optionee under any Options previously granted, without the Optionee's consent, or which (except for the adjustments under SECTIONS 9 AND 10 above), without the approval of the shareholders of the Company, would:

                         (i) Increase the total number of Shares issuable under
                    the Plan or to any individual employee;

                         (ii) Decrease the Exercise Price of the Common Stock on
                    the date of the granting of an Option;

                         (iii) Change the persons (or class or persons) eligible
                    to receive Options under the Plan; or

                         (iv) Amend this SECTION 14 to defeat the Plan's
                    purposes.

          (b) Subject to the limitations set forth in this SECTION 14, the Board may make such changes and revisions in and additions to the Plan as it may deem proper and in the best interests of the Company or as may be necessary to comply with Sections 421-425 of the Code and the regulations promulgated thereunder, or other applicable laws or regulations.

          15. GOVERNING LAW. This Plan shall be governed by the laws of the State of New Jersey.

          16. WITHHOLDING. The holder of an Incentive Stock Option or a Non-Qualified Stock Option shall, upon notification of the amount due, and prior to or concurrently with delivery to such holder of a certificate representing such shares of Common Stock, pay promptly any amount necessary to satisfy applicable federal, state, local or other tax requirements.

          17. NAME. The Plan shall be known as the Pharmaceutical Formulations 1994 Stock Option Plan.